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                                                                Exhibit 10.8


                           FACILITY LICENSE AGREEMENT

This Teqcorner Facility License Agreement (this "Agreement") by and between Teqcorner, a Virginia Limited Liability Company and the individual or entity named in Section A below ("Client") is effective as of November 1, 2001 with respect to Clients' license of the portion identified in Exhibit D hereto (the "Client Area") of the Teqcorner facility named in Section B.1 below (the "Facility").
                                 LICENSE OUTLINE



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A. PARTIES TO THE LICENSE
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CLIENT
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1. Client Legal Name:                     Gladstone Capital Corporation
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2. Client Business Name (if different):   Same
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3. Client State/Province of Formation:    TBD
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4. Client Address:
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5. Client Contact Person, Phone Number, Fax and E-Mail:

   Daivd Gladstone
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6. Billing Contact Information (if different):
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7. Client Tax ID Number:
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TEQCORNER, LLC
1616 Anderson Road, McLean, Virginia  22102
United States
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B.  BASIC TERMS
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1.  Facility:                              1616 Anderson Road, McLean, VA  22102
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2.  Nature of Client's Business in Client Area:
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3.  Beginning Date of Initial Term:        NOVEMBER 1, 2001
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4.  Initial Term:                          1 YEAR
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5.  End Date of Initial Term:              OCTOBER 31, 2002
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C.  CLIENT AREA SPECIFICATIONS (AS DEPICTED IN THE FACILITY MAP IN EXHIBIT D
    ATTACHED HERETO.)
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1.  Client Area*:                          Area 208
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2.  Total Monthly Base Service Area Fee.   $8,590.00                 n/a
FIRST MONTH AND ONE HALF OF THE SECOND
MONTH'S BASE SERVICE FEE ARE WAIVED:
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3.  Total Refundable Service Retainer      $8,590.00                 n/a
    (due upon execution of the Agreement):
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4.  Monthly Additional Service Fees (x (x) $550.00                   n/a
    telephone handsets,  x(x)  telephone
    lines with number, unlimited highspeed
    (shared T-1) internet connections)
    Handsets and Line with Number - $25.00
    per month; unlimited interenet access -
    $300.00 per month:
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5.  One Time Set-Up Fees:                  waived                    n/a
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6.  Occupancy:                                 10                    n/a
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7.  Parking Spaces (if applicable):            10                    n/a
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8.  Pro-Rata  Additional Service Fees      $825.00                   n/a
    Nov 1-Dec 15
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9.  DUE ON SIGNING (PRO-RATA AND BASE      WAIVED                    n/a
    SERVICE FEE, PRO-RATA AND MONTHLY
    SERVICE FEE AND ONE TIME SET-UP FEES)
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10. DUE ON SIGNING - REFUNDABLE SECURITY   $8,590.00                 n/a
    RETAINER (SEPARATE CHECKS, PLEASE)
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11. Reocurring Monthly Base Service Fee    $9,140.00                 n/a
    and Monthly Additional Service Fee
    Due on the 1st of Each Month
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12. Duration                                1 year                   n/a
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D.  EXHIBITS
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Exhibit A - Teqcorner Facility Service License General Terms and Conditions
Exhibit B - Teqcorner Base Services
Exhibit C - Teqcorner Additional Services and Voice and Data Services
Exhibit D - Client Area Map
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E.  RENEWAL
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I would like my license to automatically renew at the above-listed rates
(w/4% escalator )for my area #208
Same Term   XX    Shorter Term   N/A   Monthly    N/A

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Client will give thirty (30) days written notice if Client wants to cancel my renewal. Each party has read and understands the terms and conditions as outlined in Exhibit A or Facilities Services Licenses General Terms and Conditions and agrees to be bound by those terms and conditions.


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                                    EXHIBIT A

         TEQCORNER FACILITY SERVICE LICENSE GENERAL TERMS AND CONDITIONS



1. GENERAL

These terms and conditions apply to the Facility Service License (the "License") signed by Client. Under the License, Teqcorner has agreed to provide Client with the Client Area identified in The Teqcorner License Summary to the License and the base services described in the Services Guide - EXHIBIT C to the License (the "Base Services"). The Base Services and charges for use of the Client Area are included in the monthly base service fees (the "Base Service Fees") payable by Client to Teqcorner. In addition, Teqcorner provides Technology Services (as defined in Section 3(b)) and the other additional services described in the Services Guide - EXHIBIT C to the License (the "Additional Services" and together with the Base Services and the Technology Services, the "Services").

2. USE OF CLIENT AREA

     (a) NATURE OF CLIENT'S BUSINESS. Clients will have the right to use the Client Area exclusively during the Term (as defined in Section 4(a)) of this Exhibit A. Client may use the Client Area only for office purposes connected to the business described in the License. Any use of the Client Area or the Facility of a "retail" nature, including retail sale of goods to the public or other Clients of the Facility, or any other use involving frequent visits by the public is strictly prohibited. Client will not (i) engage in any business that competes, directly or indirectly, with Teqcorner's business of providing facilities, infrastructure and related services or (ii) use the Teqcorner name in any manner.

     (b) CLIENT EQUIPMENT. Client will not install any furniture or office equipment, cabling, Internet or telecom connections without Teqcorner's prior written consent, which Teqcorner may refuse in its absolute discretion. Teqcorner has the right to have all such installations done by Teqcorner's designees at Client's sole cost and expense.

     (c) CARE OF CLIENT AREA AND FACILITY. Client is responsible and liable for any damage caused by the gross negligence or willful misconduct of its it agents, employees, invitees, or persons permitted by Client in the Client Area. Client agrees to keep the Client Area, the equipment, furnishings and other property that it uses in a neat and orderly manner and to act at all times in a commercially responsible manner, normal wear and tear accepted. Client may not alter any part of the Client Area, the Building, the Facility, equipment or furnishings provided by Teqcorner to Client.

     (d) CLIENT NAME AND CLIENT ADDRESS. Client may use the address of the Facility as its business address. Client may conduct its business at the Facility only in the name(s) specified in Sections A.1 and A.2 of the License. If Client desires to conduct its business in another name, it must submit a Name Change Form to Teqcorner for approval, which will not be unreasonably withheld. Client may not post signs on the windows or doors of the Client Area or the Facility that are visible to those outside the Client Area. Teqcorner will provide all signage for the Client Area.

     (e) COMPLIANCE WITH LAWS. Client will not use the Client Area for any purpose that would cause a violation of the License or any applicable laws, rules or regulations or that in Teqcorner's sole discretion is dangerous, illegal, interferes with other Clients or impairs the quality, character, reputation or appearance of the Building, the Facility or the Client Area.

     (f) FACILITY RULES AND REGULATIONS. Client agrees to observe all reasonable rules and regulations that Teqcorner imposes generally on Clients and users of its facilities; provided that Client has prior written notice of such rules and further provided that, in the event of a conflict between the terms of this License and the terms of such rules and regulations, this License shall control.

     (g) INVENTORY. Client will sign an inventory list document when it moves into the Client Area (the "Inventory List"). The Inventory List will include all furniture, equipment and supplies in the Client Area and the condition of such items. The Inventory List will be updated as necessary to reflect additional items supplied by Teqcorner to Client.

     (h) HOSTING /TELEPHONE SERVICES. Client may not have any hardware or software in the Client

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Area or the Facility that is the unsolicited recipient/host of Internet traffic from outside the Facility. Client may not use any telephone services, telephone carriers or Internet provider in the Client Area other than those provided by Teqcorner. Notwithstanding the foregoing, the Client may use a telephone service provided by others if the telephone service provided by Teqcorner does not provide the service needed by the Client.

     (i) SURRENDER. Client will immediately leave the Client Area upon five (5) calendar days written notice of termination of the License. In the event that Client does not surrender the Client Area upon termination of the License, Teqcorner reserves the right to charge Client one and one-half (1 1/2 ) times the Monthly Base Service Fee prorated for each day the Client remains in the Client Area following the End Date (as defined in Section 4). Teqcorner may also refuse to provide any services during such period at no liability to Teqcorner. If Client leaves behind any property, such property will be deemed abandoned and may be disposed of by Teqcorner, including being discarded, at Client's expense, and/or sold. If Client defaults under the License and Client is denied access to the Client Area, Teqcorner will not be liable for any damages to the Client.

     (j) KEYS AND SECURITY; USER IDS AND PASSWORDS. Any keys or entry cards provided by Teqcorner will remain Teqcorner's property at all times. Client shall pay Teqcorner's standard rates for keys and entry cards in effect at the time any such items are provided. Client will not make any copies of these keys and entry cards or allow anyone else to use them without Teqcorner's prior written consent. Any loss must be reported to Teqcorner immediately. Client will pay the cost of replacement keys or cards and of changing locks. Client will use its best efforts to keep the Client's personal property safe and secure at all times.

3.   TEQCORNER SERVICES.

     (a) BASE SERVICES. As long as Client is (i) current in paying its Fees and
(ii) in compliance with the License, Teqcorner will provide Client with the Base Services and Client will be eligible to request Additional Services. Teqcorner guarantees that Client's Area 208 will be ready for October 20, 2001 move in.

     (b) TECHNOLOGY SERVICES. As long as Client is (i) current in paying its Fees and (ii) in compliance with the License, Teqcorner will provide Client, as requested, with voice and data services, including without limitation, telephone installation and usage, Internet connections and technology support services (the "Technology Services"). Such Technology Services will be subject to the charges described in Section 5 below.

     (c) PARKING. If Teqcorner has parking available for Clients at or in the vicinity of the Building, it will provide Client with the number of parking spaces listed in the Services Guide - Exhibit B of the License at Teqcorner's published rates during the time the parking services are utilized, which rates may change from time to time in Teqcorner's sole discretion. Client will abide by all rules and regulations of which it has prior written notice governing parking in and around the Building.

     (d) ACCESS TO CLIENT AREA; RELOCATION. Teqcorner can enter the Client Area at any reasonable time. In no event will Teqcorner charge Client Monthly Base Service Fees for such Client Area until it becomes available to Client

     (e) TEQCORNER'S LIMITATION OF LIABILITY. The Client acknowledges that due to the imperfect nature of verbal, written and electronic communications, neither Teqcorner nor Teqcorner's landlord or any of their respective officers, directors, employees, shareholders, partners, agents or representatives shall be responsible for damages, direct or consequential, that may result from the failure of Teqcorner to furnish any service, including but not limited to the service of conveying messages, communications and other utility or services. The Client's sole remedy and Teqcorner's sole obligation for any failure to render any service, any error or omission, or any delay or interruption of any service, is limited to an adjustment to the Client's bill in an amount equal to the charge for such service for the period during which the failure, delay or interruption continues. Notwithstanding the foregoing, in the event that service is interrupted for a period of more than five (5) days, Client shall have the right to terminate this License by written notice to Teqcorner.

WITH THE SOLE EXCEPTION OF THE REMEDIES DESCRIBED ABOVE, CLIENT EXPRESSLY AND SPECIFICALLY AGREES TO WAIVE, AND AGREES NOT TO MAKE, ANY CLAIM FOR DAMAGES, DIRECT OR CONSEQUENTIAL, INCLUDING WITH RESPECT TO LOST BUSINESS OR PROFITS, ARISING OUT OF ANY FAILURE TO FURNISH ANY SERVICE, ANY ERROR OR OMISSION WITH RESPECT THERETO, OR ANY DELAY OR INTERRUPTION OF SERVICES. TEQCORNER DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

4.   TERM, RENEWAL AND TERMINATION.

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     (a) TERM. The initial term of the License shall commence and end on the dates identified in Sections B.3 and B.5 of the License Outline (the "Initial Term"). On the terms and subject to the conditions set forth in Section 4(b) below, at the end of the Initial Term, Teqcorner may elect to permit Client to renew the License in which case Client shall complete a Renewal Election Form and execute a Facility Service Renewal License ("Renewal License"). The length of the term of such renewal (the "Renewal Term" and together with the Initial Term, "The Term") and other relevant terms shall be described in the Renewal License. The last day of the Initial Term or any Renewal Term shall be an "End Date."

     (b) CLIENT RENEWAL AND TERMINATION.

          (i) TERMINATION BY CLIENT. In order for Client to terminate the License effective on an End Date, Client shall submit a completed Termination Election Form to Teqcorner indicating its intention to terminate at least thirty
(30) days prior to the relevant End Date. Client may also terminate the License by written notice to Teqcorner following material casualty damage to the Client Area and/or Facility unless such material casualty damage was caused by Client its agents employees, invitees or persons permitted by Client in the Building or Client Area. Client has the right to terminate this License if Teqcorner has defaulted under the License and has not cured such default within thirty (30) days of the receipt of the notice of such default from Client or has commenced to cure such default if it cannot be corrected within the thirty-day time period.

          (ii) RENEWAL BY CLIENT. If Client desires to renew the License beyond the End Date, it shall submit a completed Renewal Election Form to Teqcorner at least thirty (30) calendar days prior to the relevant End Date. A Renewal License executed by Client shall accompany this Renewal Election Form. Upon receipt of an executed Renewal Election Form and Renewal License, Teqcorner shall, in its sole discretion, determine whether to permit renewal of the License. In the event that it permits renewal of the License, Teqcorner shall execute the Renewal License. If Teqcorner does not wish to renew the License, it will so notify Client and the License will terminate effective on the End Date.

          (iii) LATE TERMINATION. If Client does not submit a Termination Election Form (or an executed Renewal License if it seeks to renew the License) at least thirty (30) calendar days prior to the relevant End Date, Teqcorner may in its absolute discretion: (A) make the Client Area available for viewing at any time through the effective date of termination of the License to other Clients, prospective Clients or for Teqcorner personnel, and (B) either (i) terminate the License effective on the End Date or (ii) automatically renew the License for the period on the relevant End Date and ending on the last day of the calendar month following the month in which such End Date occurs and which renewal shall otherwise be on the same terms and conditions as those set forth in the original License.

     (c) TERMINATION BY TEQCORNER. Teqcorner may terminate the License in its absolute discretion effective (i) on any End Date, (ii) on the date of termination of its lease for the Facility or destruction of the Facility or
(iii) following five (5) business days written notice and right to cure immediately if (A) Client has not paid its Fees when due to Teqcorner; (B) Client is in breach of the License and such breach, if of a nature that could be cured, has not been cured within ten (10) business days' written notice of the breach from Teqcorner, or (C) if the conduct of Client, its agents, employees, invitees, or persons permitted by Client in the Building, the Facility or the Client Area is incompatible with general business use.

     (d) TERMINATION OF SERVICES. Client must vacate the Client Area on or prior to the effective date of termination of the License. In the event that Client fails to vacate the Client Area or pay all outstanding Fees in full within 5 business days of written notice Teqcorner may at its sole discretion: (i) reenter and take possession of the Client Area and remove all persons and property from the Client Area, (ii) disconnect any Technology Services, (iii) restrict or eliminate Client's access to the Client Area and/or Facility and/or Building and (iv) cease supplying Client with any Services. Teqcorner shall not be liable to Client for any damages to Client if Client does not vacate the Client Area and Teqcorner takes any of the above actions, changes the locks, moves Client's property or otherwise denies Client access to the Client Area. In addition, Client shall be liable for charges to reconnect or reinstall any Services at Teqcorner standard rates effective at the time such reconnection or reinstallation.

     (e) TERMINATION PROCEDURES. Following termination of the License, Client shall remain responsible for paying all Fees and other outstanding obligations to Teqcorner accrued through the date of termination. After termination of the License, Client will timely notify all of its customers, suppliers and other contacts of Client's new address and phone numbers. Teqcorner shall have no obligation to notify any person or entity of Client's new address or phone numbers. Client acknowledges that Teqcorner will comply with the U.S. Postal Service regulations regarding Client mail. Client agrees not


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to file a change of address form with the postal service. Filing of a change of address form may forward all mail addressed to the facility to the Client's new address. In addition, all telephone, facsimile numbers and IP addresses are property of Teqcorner. These numbers will not be transferred to you at the end of term. Teqcorner will provide the Client with a main number that will end in three 0s (703-xxx-x000). This main number will be transferred with the Client upon termination of the License Agreement. In addition to the regular monthly costs, Client will be responsible for all associated transfer costs with this main number. For a period of thirty (30) calendar days after the expiration of this License, Teqcorner will provide the Client's new telephone number and address to all incoming callers and will hold or forward the Client's mail, packages, and facsimiles at no cost to Client per the Termination Election Form. After thirty (30) calendar days Client may request the continuation of this service at the Client's cost.

Unless Client otherwise notifies Teqcorner in writing, Teqcorner will follow its standard mail, telephone and voice forwarding policy and charge Client its published rates for such services on the effective date of termination of the License. The fees for such services will be deducted from the Service Retainer (as defined in Section 5(c) hereof).

5. FEES.

     (a) GENERAL. Invoices (the "Monthly Invoices") are issued on or about the 20th day of each calendar month (the "Monthly Invoice Date") and will include fees for (i) Monthly Base Service Fees for the next calendar month, (ii) Technology Services periodic and set -up fees for the next calendar month (the " Technology Periodic Fees"), (iii) Unpaid Technology Services usage fees for all prior calendar months (the " Technology Usage Fees" and, together with the Technology Periodic Fees, the " Technology Service Fees"), (iv) parking fees for the next calendar month (the "Parking Fees") if applicable and (v) any Additional Services requested by Client or Energy Surcharge (as defined in
Section 5(f)) since the last Monthly Invoice (the "Additional Service Fees" and together with the Monthly Base Service Fees, Parking Fees and the Technology Services Fees, the "Fees"). Payment for any and all Fees is due in full on the 5th day of the calendar month following Monthly Invoice Date month. Any Monthly Base Service Fees, Parking Fees and Technology Service Fees for periods of less than a calendar month shall be proportionately determined based on a 30-day month. Teqcorner shall have the right to terminate all Client Technology Services if Client does not remain current in paying its Fees. All payments will be made in the United States in U.S. dollars.

     (b) DETERMINATION OF FEES.

          (i) MONTHLY BASE SERVICE FEES. Monthly Base Service Fees are determined based upon the Base Occupancy for the Client Area set forth in Section C.1 or 2 of the License.

          (ii) TECHNOLOGY SERVICE FEES. Clients shall pay one-time installation and set up as well as periodic charges for Technology Services as described in published Teqcorner rates, as such rates may change from time to time in Teqcorner's sole discretion. Subject to a minimum usage equal to the Technology Minimum set forth in section C.5 of the License, Client shall select the level of Technology Services it uses. All Client Areas are subject to a minimum Technology Service Fee based upon the Technology Minimum for a Client Area. Technology Services are subject to standard Teqcorner fees, as published at the time of usage, for usage up to the Base Occupancy. Any usage in excess of the Base Occupancy is subject to premium Teqcorner fees, as published at the time of usage. No Technology Service usage shall be permitted in excess of the Technology Maximum set forth in Section C.6 of the License without Teqcorner's prior written consent. Teqcorner shall be the sole and exclusive provider of telecommunication and data services to Client.

     (c) REFUNDABLE SERVICE RETAINER. The refundable service retainer set forth in Section C.3 of the License paid by Client in connection with the License (the "Service Retainer") will be held by Teqcorner as security for Client's performance of its obligations under the License. The Service Retainer is not a deposit and shall not accrue interest. Any remaining Service Retainer after deducting outstanding Fees and any other costs or expenses, including Collection Costs (as defined in Section 5(f)), owed to Teqcorner, will be paid to Client within sixty (60) days of the effective date of termination of the License. Teqcorner may require Client to increase the amount of the Service Retainer in the event that Client's monthly fees exceed the amount of the Service Retainer or Client does not pay its Fees in a timely manner. In addition, in the event that Teqcorner applies any of the Service Retainer pursuant to the License, Teqcorner retains the right to return only the unused portion of the retainer. If applied amounts pursuant to the License agreement are more than the retainer, then the Client is liable for the additional charges.

     (d) PAYMENTS. Client agrees to pay the base and additional service fees and all applicable sales or use taxes on the payment dates listed on the license summary. If Client disputes any portion of the charges on Client's bill, Client agrees to pay the undisputed portion on the designated payment date.


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Client agrees that charges must be disputed within sixty (60) calendar days or
Client waives the right to dispute such charges. Client may be charged a late fee for any late payments.

     (e) DEFAULT. Client is in default under this License if; 1) Client fails to abide by rules and regulations of the facility, a copy of which has been provided; 2) Client does not pay fees on the designated payment date and after written not of this failure to pay Client does not pay within five (5) business days; and 3) Client does not comply with the terms of this License. If the default is unrelated to payment the Client will be given written notice of the default and the Client will have ten (10) calendar days to correct the default.

     (f) LATE PAYMENT. Past due Monthly Invoices not paid by the 5th calendar day of the month (the "Late Fee Date") following the Monthly Invoice Date will be subject to a 5% late fee charge. Any sums not paid by the Late Fee Date shall automatically accrue interest from the Late Fee Date at rate of eighteen percent (18%) per annum or the highest rate allowed by law, whichever is less. Teqcorner shall charge Client its standard return check fee for all returned checks. Returned checks will not be considered timely payments for calculation of late charge fees. Client shall also be liable for any costs incurred by Teqcorner ("Collection Costs"), including without limitation, attorneys' fees and/or costs of collection or of ensuing performance. Such fees shall be added to any amounts due under the License.

     (g) TAXES. All fees charged by Teqcorner for Services are exclusive of all excise, sales, use, personal property and other similar taxes and fees ("Taxes") now in force or enacted in the future in connection with the delivery of Services.

6. LICENSE AGREEMENT

THIS LICENSE IS NOT A LEASE OR ANY OTHER INTEREST IN REAL PROPERTY. IT IS A CONTRACTUAL ARRANGEMENT THAT CREATES A REVOCABLE LICENSE. Teqcorner retains legal possession and control of the center and the office assigned to the Client. Teqcorner's obligation to provide the Client area and services is subject to the terms of Teqcorner's lease with the landlord. This License terminates simultaneously with the termination of Teqcorner's lease or the termination of the operation of Teqcorner's facility for any reason. As our Client you do not have any rights under Teqcorner's lease with its landlord. When this License is terminated because the term has expired or otherwise, the Client's license to occupy the facility is revoked. Client agrees to remove the Client's personal property and leave the office as of the date of termination. Teqcorner is not responsible for property left in the office after termination. Teqcorner hereby covenants, represents and warrants to Client that (i) it is not in default, and shall not be in default following the expiration of applicable notice and cure periods under the terms of its Lease; (ii) Teqcorner's Lease is in full effect with a remaining term of nine (9) years and four (4) months;
(iii) as Tenant under the Lease Teqcorner has full right and power to enter into this License Agreement; (iv) Teqcorner has comprehensive liability insurance, broad form property damage coverage containing an endorsement for personal injury, and all risk property insurance, in such amounts typically carried by tenants in Teqcorner's business and otherwise in accordance with the Lease, naming as an additional insured; (v) Teqcorner shall promptly deliver to Client a copy of any default notice received from Landlord under the Lease.

7. INDEMNIFICATIONS; LIMITATION OF LIABILITY; INSURANCE.

     (a) INDEMNITY. Except for matters arising solely from gross negligence or willful misconduct of Teqcorner, Client indemnifies and holds harmless Teqcorner, its officers, directors, employees, agents and affiliates from and against any loss, damage, injury, liability or expense to or of person or property occasioned by or resulting from (i) Client's default in observing the terms of the License, (ii) any willful or gross negligent act on the part of Client, its agents, employees, invitees, or persons permitted by Client in the Building, the Facility or the Client Area, (iii) charges associated with any toll fraud traceable to the Technology Services, including but not limited to, unauthorized use of calling cards, call forwarding or telephone lines or (iv) any computer "virus", unauthorized access or other corruption, infiltration or disruption traceable to Client's use of Technology Services. Teqcorner will not be liable to Client or to any other person on account of loss, damage or theft to any business or personal property of Client, its officers, directors, its agents, employees, invitees, or persons permitted by Client in the Building. Teqcorner will not be liable for any loss, damage, injury, and liability or expense to or of person or property except as may result from Teqcorner' willful misconduct or grossly negligent acts.

Subject to the limitations set forth in the preceding paragraph and in Sections 3(e), 7(b), 7(c), 7(d) and 7(e) of this Agreement, Teqcorner indemnifies and holds harmless Client, its officers, directors and employees from and against any direct loss, damage, injury, liability or expense to or of person or property occasioned by or resulting from (i) any


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willful or grossly negligent act on the part of Teqcorner, or its agents or employees (ii) charges associated with any toll fraud traceable to Teqcorner's own use of the Technology Services, including but not limited to, unauthorized use of calling cards, call forwarding or telephone lines, (iii) Teqcorner's default in observing the terms of the License or (iv) any computer "virus," unauthorized access or other corruption, infiltration or disruption traceable to Teqcorner's own use of the Technology Services.

     (b) NO CONSEQUENTIAL DAMAGES. Teqcorner will not be liable for any claim of business interruption or for any indirect, incidental, special, consequential, exemplary or punitive damages arising out of any failure to furnish any service or facility, any error or omission with respect thereto, or any delay or interruption of same, even if advised of the possibility of such damages, whether arising under theory of contract, tort (including negligence), strict liability or otherwise. Teqcorner's liability under the License will in no event exceed the amount paid by Client for the services for which the claim arose.

     (c) NO WARRANTIES. ANY SERVICES PROVIDED BY TEQCORNER PURSUANT TO THE AREEMENT ARE PROVIDED ON AN "AS IS" BASIS, AND CLIENTS USE OF THE SERVICES IS AT ITS OWN RISK. TEQCORNER DOES NOT MAKE, AND HEREBY DISCLAIMS, ANY AND ALL OTHER EXPRESS AND/OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT AND TITLE, AND ANY WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICE. TEQCORNER DOES NOT WARRANTS THAT ANY SERVICES WILL BE UNINTERRUPTED, ERROR-FREE, OR COMPLETELY SECURE.

     (d) BASIS OF THE BARGAIN; FAILURE OF ESSENTIAL PURPOSE. The parties acknowledge that Teqcorner has set its prices and entered into the License in reliance upon the limitations of liability and disclaimers of warranties and damages set forth herein, and that the same form an essential basis of the bargain between the parties. The parties hereby agree to the allocation of risk contained herein. The parties agree that the limitations and exclusions of liability and disclaimers specified in the License will survive and apply even if found to have failed of their essential purpose.

     (e) DAMAGES AND INSURANCE. Client is responsible for any damage resulting from Client's gross negligence or willful misconduct that the Client causes to the center or area(s) beyond normal wear and tear. Teqcorner has the right to inspect the condition of the office from time to time and make any necessary repairs.

The Client is responsible for insuring all its personal property against all risks. The Client has the risk of loss with respect to any of the Client's personal property- Client agrees to waive any right of recovery against Teqcorner, its directors, officers and employees for any damage or loss to Client's property under the Client's control. All property in the Client's area(s) is understood to be under Client's control.

8. MISCELLANEOUS.

     (a) SURVIVAL. The provisions of Sections 4(e), 5, 6, 7 and 8 shall survive termination of the License.

     (b) FORCE MAJEURE. Except for the obligation to make payments, neither party will be responsible for delays or failures in performance resulting from acts beyond the control of such party, including without limitation, acts of God, riots, acts of war, epidemics, fire, earthquakes or other natural disasters.

     (c) COMPLETE LICENSE, MODIFICATION; COUNTERPARTS. The License and any other terms and conditions incorporated by reference herein, contain the entire understanding of the parties with respect to the subject matter hereof, and supersede any and all related prior understandings and Licenses, oral or written. The License cannot be modified or amended except in a writing signed by both parties. The License may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument. Once signed, any reproduction of the License made by reliable means (e.g., photocopy, facsimile) is considered an original.

     (d) SEVERABILITY, WAIVER. If any provision of the License is declared or found to be illegal, unenforceable or void, then each provision not so affected will remain in full force and effect. The waiver by a party of a breach of any provision of the License shall not operate or be construed as a waiver of any other or subsequent breach by the other party.

     (e) RESTRICTION ON HIRING. Teqcorner employees are an essential part of our ability to deliver Teqcorner services. The Client acknowledges this and agrees that, during the term of the Client's license and for one (1) year


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afterward, Client will not hire any of Teqcorner's or any of its affiliates'
employees. If the Client does hire one of Teqcorner's employees, Client agrees that actual damages would be difficult to determine and therefore Client agrees to pay liquidation damages in the amount of one-half of the annual base salary of the employee that the Client hires. Client agrees that this liquidated damage amount is fair and reasonable.

     (f) GOVERNING LAW; DISPUTE RESOLUTION. The License is made under and will be governed by and construed in accordance with the laws of the state within which the Facility is located without regard to conflicts of laws provisions. The parties will endeavor to amicably mutual discussions any disputes, differences, or claims whatsoever related to the License.

     (g) ASSIGNMENT. Client may not assign its rights or delegate its duties under the License either in whole or in part without the prior written consent of Teqcorner, in its commercially reasonable discretion, and any attempted assignment or delegation without such consent will be void.

     (h) NOTICE. All notices are to be in writing and may be given by registered or certified mail postage prepaid, overnight mail service or hand delivered with proof of delivery addressed to Teqcorner or Client at the address listed on the signature page to the License or at such other address as may hereafter be furnished in writing by either party to the other party. Such notice will be deemed to have been given as of the date it is delivered, mailed or sent, whichever is earlier.

     (i) CONFIDENTIALITY, USE OF CLIENT MARKS. Each party hereto will hold the terms of the License in confidence. This confidentiality obligation survives termination of the License. Teqcorner reasonably uses the name of Client, Client's service marks, trademarks, trade names and logo ("Client Marks") and a description of the Services performed for Client in its website, advertising and promotional literature. Otherwise, Teqcorner shall have no license, right, title or interest in Client Marks, and Client shall have the right to discontinue or modify use of Client Marks at any time. Teqcorner agrees (i) that the nature and quality of its use of Client Marks shall conform to the standards set by the Client, (ii) to work with Client in facilitating Client's monitoring and control of the use of Client Marks and (iii) to supply the Client with specimens of use of Client Marks upon request.

THE ADDITIONAL TERMS AND CONDITIONS IN EXHIBITS A THROUGH D HEREOF, AND ANY AMENDMENTS THERETO, ARE PART OF THIS LICENSE. THE CLIENT ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT AND ITS EXHIBITS, UNDERSTANDS THEM, AND AGREES TO BE BOUND BY THEIR TERMS AND CONDITIONS. FURTHER, CLIENT AGREES THAT THIS AGREEMENT AND ITS EXHIBITS ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMEENT BETWEEN THE PARTIES, WHICH SUPERSEDES ALL PRIOR LICENSES, WHETHER ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF.


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CLIENT                                          TEQCORNER, LLC

By:                                             By:



-------------------------                       -------------------------
Name:    David Gladstone                        Name:    Stasia MacLane
Title: Chairman                                 Title:   Managing Director

ADDRESS FOR FORMAL NOTICE:                      ADDRESS FOR FORMAL NOTICE:
-------------------------                       -------------------------

Gladstone Capital Management                    1616 Anderson Road
                                                McLean, VA  22102
                                                (703) 714-6171 (Tel)
                                                (703) 356-3166 (Fax)
                                                smaclane@teqcorner.com




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                                    EXHIBIT B
                                  BASE SERVICES

The following base services are included in Client's Monthly Base Fee:


o Receptionist Services Monday - Friday 9:00 a.m. - 5:00 p.m., excluding Teqcorner holidays*

o 5 hours per month of furnished team and meeting room use combined, subject to availability and Client being current in its Teqcorner payment obligations

o    Use of photocopying area, subject to photocopying fees

o    Business Address

o Mail and package receipt Monday - Friday 9:00 a.m. - 5:00 p.m., excluding holidays

o    Customary and Usual Lighting and electrical power

o    Cleaning services Monday - Friday, excluding holidays

o    Customary and Usual Heating and Air Conditioning


--------------------------------------------------------------------------------


                                    EXHIBIT C
                   ADDITIONAL SERVICES AND TECHNOLOGY SERVICES

The following Additional Services and Technology Services are available for additional charges in accordance with published Teqcorner rates applicable at the time such Additional Services and Technology Services are rendered, as such rates may change from time to time in Teqcorner's sole discretion:

TECHNOLOGY SERVICES


o    Telephone equipment

o    Voice messaging services

o    Local and long distance telephone services

o    Internet connection via T I

o    Firewall, switch and router equipment

o    Network Hub


--------------------------------------------------------------------------------

ADDITIONAL SERVICES


OFFICE SUPPLIES AND SERVICES


o    Facsimile Number

o    Facsimile Services

o    Photocopying

o    Outgoing mail and express mail services

o    Office Supplies

o    Additional Furniture

o Additional Conference Room Services in excess of Base Services (subject to availability)

o    Secretarial Services

OTHER SERVICES


o    Parking


--------------------------------------------------------------------------------


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EXHIBIT D
FACILITY MAP



                  [FACILITY MAP]



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